SUPPLEMENT TO THE PROSPECTUS

dated April 1, 2007

XTF Investors Trust

XTF 2010 ETF Portfolio

XTF Conservative ETF Portfolio

XTF Sector Rotation Portfolio

XTF 2020 ETF Portfolio

XTF Moderate ETF Portfolio

XTF Country Rotation Portfolio

XTF 2030 ETF Portfolio

XTF Aggressive ETF Portfolio

XTF 2040+ ETF Portfolio

The following information replaces the information found on pages 42 and 43 under the heading “Portfolio Manager”:

Rick Rubin

Mr. Rubin is primarily responsible for the day-to-day management of each Portfolio.  Mr. Rubin began working for the Advisor’s affiliate as a Trader specializing in trading ETFs in July 2004.  Since the inception of the Advisor’s current investment strategies in 2005, Mr. Rubin has worked closely with the portfolios’ prior portfolio manager to implement the strategies.  Prior to joining the Advisor, Mr. Rubin worked as a Trader at Goldman Sachs beginning in 1994.  Mr. Rubin has a M.A. in Economics from Duke University and a B.A. for the University of Miami, cum laude.

Gerald W. Buetow, Jr., PhD, CFA

Dr. Buetow acts as Portfolio Advisor pursuant to a consulting contract with the Advisor’s parent, XTF Global Asset Management LLC. From July 2006 until Mr. Rubin was appointed Portfolio Manager in July 2007, Dr. Buetow was employed by the Advisor as Portfolio Manager of the Portfolios. Prior to joining the Advisor as a full-time employee, Dr. Buetow worked for the Advisor in a similar consulting arrangement.    In addition, Dr. Buetow is president of BFRC Services, LLC, a quantitative financial consulting firm that he founded in 1996.  Prior to that, he was Vice President of Curriculum Development for the Association for Investment Management and Research (AIMR).  Prior to holding this position, Dr. Buetow was the Wheat First Professor of Finance and Director of the Quantitative Finance program at James Madison University.  Dr. Buetow was lead quantitative researcher for Prudential Investment’s Quantitative Investment Management Group where he managed an enhanced index fund and developed structured securities.    Dr. Buetow has a B.S. in Electrical Engineering and a Ph.D. in Finance and Econometrics from Lehigh University, an M.S. in Finance from the University of Texas - Dallas and holds the Chartered Financial Analyst designation.

The Advisor’s Investment Policy Committee is also responsible for monitoring the investment strategies and risks for each Portfolio.

The Portfolios' Statement of Additional Information provides information about the compensation received by the Portfolio Manager, other accounts that he manages and his ownership of shares of the Portfolios.

In addition on the Back Cover Page: the Distributor of the Portfolios is Aquarius Fund Distributors, LLC, 4020 South 147th Street, Omaha, NE  68137.

Supplement dated 8.29.2007

STATEMENT OF ADDITIONAL INFORMATION

XTF Investors Trust

CLASS A, R, I AND C SHARES

TARGET DATE PORTFOLIOS	TACTICAL ALLOCATION PORTFOLIOS	TACTICAL ROTATION PORTFOLIOS
XTF 2010 ETF PORTFOLIO	XTF CONSERVATIVE ETF PORTFOLIO	XTF SECTOR ROTATION ETF PORTFOLIO
XTF 2020 ETF PORTFOLIO	XTF MODERATE ETF PORTFOLIO	XTF COUNTRY ROTATION ETF PORTFOLIO
XTF 2030 ETF PORTFOLIO	XTF AGGRESSIVE ETF PORTFOLIO
XTF 2040+ ETF PORTFOLIO

April 1, 2007, as revised August 29, 2007

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the applicable Prospectus for the XTF Investors Trust dated April 1, 2007.  A copy of the Prospectuses can be obtained at no charge by writing the transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, NE, 68137, or by calling 1-877-645-1707.  The Portfolios’ prospectuses are incorporated by reference into this SAI.

TABLE OF CONTENTS

Description of the Trust and the Portfolios

Additional Information About the Portfolios’ Investments

Management of the Portfolios

Code of Ethics

Distribution of Shares

Distribution Plan

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Brokerage Allocation and Other Practices

Disclosure of Portfolio Holdings

Determination of Share Price

Redemption In-Kind

Tax Consequences

Proxy Voting Policies and Procedures

Financial Statements

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement on file with the Securities and Exchange Commission is effective.

This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

DESCRIPTION OF THE TRUST AND THE PORTFOLIOS

The portfolios of XTF Investors Trust described in this SAI (each a “Portfolio” and collectively, the “Portfolios”) were organized as diversified series of the XTF Investors Trust (the “Trust”) and commenced operations on April 1, 2007.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated December 8, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Target Date Portfolios are designed for individuals who are investing for retirement or who have other long-term investment goals.  The Tactical Allocation Portfolios allow investors to select the risk/return profile appropriate to their situation and objectives.  The Tactical Rotation Portfolios are for investors with medium to high risk tolerance, who seek to gain strategic market exposure with respect to domestic equities or international securities.  Each Portfolio will invest, under normal circumstances, at least 80% of its assets in exchange traded funds (“ETFs”).  Each Portfolio offers Class A, Class R, Class I and Class C shares.  This Prospectus includes important information about the Portfolios that you should know before investing.  You should read this Prospectus and keep it for future reference.  The investment adviser to the Portfolios is XTF Advisors LLC (the “Advisor”).

The Portfolios do not issue share certificates.  All shares are held in non-certificated form registered on the books of the Portfolios and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Portfolios have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of a Portfolio are subject to involuntary redemption if the Trustees determine to liquidate the Portfolio.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Portfolios, see “How to Purchase Shares" and "Redemptions” in the Prospectus.  For a description of the methods used to determine the share price and value of each Portfolio’s assets, see “Valuing Portfolio Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments that the Portfolios and the exchanged traded funds in which the Portfolios invest ("Underlying ETFs") may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

Each Underlying ETF may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Portfolios may invest their assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Portfolios), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Portfolio generally will purchase shares of closed-end funds only in the secondary market. Each Portfolio will incur normal brokerage costs on such purchases similar to the expenses each Portfolio would incur for the purchase of securities of any other type of issuer in the secondary market. Each Portfolio may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Portfolio purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Portfolio will ever decrease. In fact, it is possible that this market discount may increase and a Portfolio may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Portfolio’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Portfolio.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. Each Portfolio’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

Each Portfolio and Underlying ETF may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Each Underlying ETF may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Advisor to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Underlying ETFs may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Advisor may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Portfolio.

Depositary Receipts

Each Underlying ETF may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Underlying ETF may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by an Underlying ETF.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying ETF to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, preferred stock, convertible preferred stock, rights, REITs (real estate investment trusts) and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.  As a result, the return and net asset value of an Underlying ETF will fluctuate.  Securities in an Underlying ETF’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Portfolio holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

Each Portfolio may invest in a range of exchange-traded funds (“ETFs”).  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock (“QQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS.  Additionally, the Portfolio may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”).  SPDRs trade on the American Stock Exchange (“AMEX”) under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust  that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. (“Barlcays”).  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Lehman Brothers’ bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see “Investments in Other Investment Companies” below.

When a Portfolio invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Portfolio invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, a Portfolio’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Portfolio may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Portfolio may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Portfolio’s Advisor believes it is in the Portfolio’s interest to do so.  A Portfolio’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Portfolio invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Portfolios intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Portfolios believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Portfolio invests in a sector product, the Portfolio will be subject to the risks associated with that sector.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an American Depositary Receipt (ADR). Purchases of foreign equity securities entail certain risks.   For example, there may be less information publicly available about a foreign company then about a U.S. Company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.   Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Underlying ETF may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Underlying ETFS may engage in futures transactions for hedging purposes only.  This means that an Underlying ETF’s primary purpose in entering into futures contracts is to protect the Portfolio from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if an Underlying ETF anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if an Underlying ETF holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. An Underlying ETF could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If an Underlying ETF owns Treasury bonds and the portfolio manager expects interest rates to increase, the Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as an Underlying ETF selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of an Underlying ETF’s interest rate futures contract will increase, thereby keeping the net asset value of the Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, an Underlying ETF may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although an Underlying ETF can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, an Underlying ETF may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, an Underlying ETF’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although an Underlying ETF may believe that the use of such contracts will benefit the ETF, an Underlying ETF’s overall performance could be worse than if the Portfolio had not entered into futures contracts if the Advisor’s investment judgment proves incorrect. For example, if an Underlying ETF has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if an Underlying ETF has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the   rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. An Underlying ETF will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an Underlying ETF will not match exactly the Portfolio’s current or potential investments. An Underlying ETF may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of an Underlying ETF’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an Underlying ETF’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an Underlying ETF’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An Underlying ETF may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an Underlying ETF’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•

Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

•

Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of an Underlying ETF’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of an Underlying ETF, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”). Under those requirements, where an Underlying ETF has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if an Underlying ETF “covers” a long position. For a short position in futures or forward contracts held by an Underlying ETF, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although an Underlying ETF will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because an Underlying ETF’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, an Underlying ETF’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Illiquid and Restricted Securities

The underlying ETFs may invest up to 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Each Portfolio might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. Each Portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust’s Board, the Portfolios’ Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of each Portfolio’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Portfolios may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Underlying ETF may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. Each Underlying ETF may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Portfolios may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and each Portfolio’s investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Portfolio becomes a shareholder of that investment company.  As a result, a Portfolio’s shareholders indirectly will bear the Portfolio’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Portfolio’s shareholders directly bear in connection with the Portfolio’s own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Portfolio may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. (the "Section 12(d) Limits").

Each Portfolio is subject to the Section 12(d) Limits unless (i) the ETF or the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio; and the ETF and the Portfolio take appropriate steps to comply with any conditions in such order, or (ii) the Portfolio relies on a Rule under the Investment Company Act that permits investments in excess of the Section 12(d) Limits.

Mortgage-Backed Securities

The Underlying ETFS may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Underlying ETFS do not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Underlying ETFS may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Underlying ETFS may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Underlying ETFS will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Underlying ETFS may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Underlying ETFS may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Underlying ETFS may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Underlying ETFS may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying ETFS and to generate income or gain for the Underlying ETFS.  The ability of each Underlying ETF to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  Each Underlying ETF will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each Underlying ETF may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by an Underlying ETF (and involved in the options) on each Underlying ETF’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which an Underlying ETF sells (writes) will be covered or secured, which means that the Portfolio will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Portfolio’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When an Underlying ETF writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When an Underlying ETF sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, an Underlying ETF deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. An Underlying ETF maintains the segregated account so long as it is obligated as the seller. The obligation of an Underlying ETF is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Portfolio.  An Underlying ETF’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. An Underlying ETF’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although an Underlying ETF risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon an Underlying ETF’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

Each Underlying ETF will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Portfolio’s objective.  An Underlying ETF will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Portfolio can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of an Underlying ETF, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit an Underlying ETF to write another option on the underlying security with either a different exercise price or expiration date or both.

An Underlying ETF may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  Each Underlying ETF may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, an Underlying ETF would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, an Underlying ETF will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Advisor may incorrectly analyze the security, resulting in a loss to an Underlying ETF.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to an Underlying ETF.

Repurchase Agreements

Each Portfolio may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Portfolio engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Portfolio could experience both delays in liquidating the underlying security and losses in value.  However, each Portfolio intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The Advisor monitors the creditworthiness of the banks and securities dealers with which each Portfolio engages in repurchase transactions.  Each Portfolio may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Portfolio enter may into reverse repurchase transactions.  In a reverse repurchase transaction, a Portfolio concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  A Portfolio retains record ownership of the securities and the right to receive interest and principal payments.  Each Portfolio will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Portfolio assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, a Portfolio could experience both delays in repurchasing the portfolio securities and losses.  Each Portfolio will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Portfolio under the Investment Company Act of 1940, as amended.  At the time a Portfolio enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Portfolio’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  Each Portfolio will monitor the account to ensure that the market value of the account equals the amount of the Portfolio’s commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Advisor believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Advisor might miscalculate their value resulting in a loss to an Underlying ETF. Another risk is the underlying common stock may not reach the Advisor’s anticipated price within the life of the right.

Securities Lending

Each Portfolio or Underlying ETF may lend securities to parties such as broker-dealers or institutional investors.  Securities lending allows the Portfolios and Underlying ETFs to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, the Portfolios will loan securities only to parties deemed by the Advisor to be creditworthy, subject to Trustee approval.  Furthermore, they will only be made if, in the Advisor’s judgment, the consideration to be earned from such loans would justify the risk.

The Advisor understands that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Sovereign Obligations

The Underlying ETFS may invest in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying ETFS may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Underlying ETFS’ net asset values, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent an Underlying ETF purchases the principal portion of the STRIP, the Portfolio will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Portfolio will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Portfolio may be required to liquidate other Portfolio securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Portfolio takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

Each Underlying ETF may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which Each Underlying ETF may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit each Underlying ETF to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between each Underlying ETF as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Underlying ETF has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between each Underlying ETF and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Underlying ETFS’ Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Underlying ETF’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The underlying ETFs may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

An Underlying ETF’s investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Portfolio to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Advisor might miscalculate their value, resulting in a loss to an Underlying ETF.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Advisor’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Underlying ETFS may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Portfolio’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Portfolio subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Portfolio’s commitment. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Portfolio does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Portfolio will segregate liquid assets to satisfy its purchase commitments in the manner described, each Underlying ETF’s liquidity and the ability of the Advisor to manage them may be affected in the event the Portfolio’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Portfolio will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss. When the Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Portfolios and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Portfolio.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Portfolio means the lesser of:  (1) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Portfolio. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  Each Portfolio will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Portfolio’s total assets at the time when the borrowing is made.  This limitation does not preclude a Portfolio from entering into reverse repurchase transactions, provided that the Portfolio has an asset coverage of 300% for all borrowings and repurchase commitments of the Portfolio pursuant to reverse repurchase transactions.

2.  Senior Securities.  Each Portfolio will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that a Portfolio’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Portfolio will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Portfolio may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Portfolio will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Portfolio will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Portfolio from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Portfolio will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one third of the Portfolio's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Portfolio will not invest 25% or more of its total assets in a particular industry or group of industries.  A Portfolio will not invest 25% or more of its total assets in any investment company that concentrates in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  Each Portfolio will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Portfolio will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Portfolios and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  Each Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in Fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  Each Portfolio will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  Each Portfolio will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Portfolio for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or  futures contracts.

4.  Illiquid Investments.  Each Portfolio will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.  80% Investment Policy.  Each Portfolio has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETFs.  Shareholders of each Portfolio will be provided with at least 60 days' prior notice of any change in the Portfolio's policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee during the continued lifetime of the Trust until the Trustee dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed.  The Board generally meets four times a year to review the progress and status of each Portfolio.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee

L. Merrill Bryan Born: 1944	Trustee Since 2007	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation	25	AdvisorOne Funds (16 portfolios), Northern Lights Fund Trust (17 portfolios); and Northern Lights Variable Trust (5 portfolios)
Anthony J. Hertl Born: 1950	Trustee Since 2007	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Prudential Securities; Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	25	AdvisorOne Funds (16 portfolios), Northern Lights Fund Trust (17 portfolios), and Northern Lights Variable Trust (5 portfolios) , Greenwich advisors Trust (1 portfolio)
Gary W. Lanzen Born: 1954	Trustee Since 2007	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	25	AdvisorOne Funds (16 portfolios), Northern Lights Fund Trust (17 portfolios), and Northern Lights Variable Trust (5 portfolios)

* The “Fund Complex” refers to XTF Advisors Trust and XTF Investors Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex * Overseen by Trustee	Other Directorships held by Trustee
Michael Miola** Born: 1952	President Since 2007

Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001).

			N/A	N/A
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1969	Treasurer Since 2007

President and Manager, Gemini Fund Services, LLC (2006 – Present); Senior Vice President and Director of Administration, Gemini Fund Services, (2001 - 2005); President, Fund Compliance Services, LLC (2004 – 2006);, President, GemCom LLC (2004 – Present); Vice President, JP Morgan Chase & Co. (1998-2001).

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1962	Secretary Since 2007

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 – Present); Vice President, Fund Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

			N/A	N/A
Patricia Maxey Born 1967_	Assistant Secretary Since 2007	General Counsel and Chief Compliance Officer XTF L.P. (2006 – present); Counsel, AXA Equitable (2005 – 2006); CCO Van Eck Global (2004 – 2005); Associate, Kilpatrick & Lockhart (2001 – 2004).	N/A	N/A

Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1969	Assistant Treasurer Since 2007

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

		N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1950	Chief Compliance Officer Since 2007

President (4/06-present), Chief Operating Officer (9/04–3/06) and Manager of Fund Compliance Services, LLC and GemCom, LLC; President and Manager, Gemini Fund Services, LLC (9/04-3/06); Director of Constellation Trust Co.

		N/A	N/A

*The term “Fund Complex” refers to XTF Advisors Trust and XTF Investors Trust.

**Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Trust’s audit committee consists of Mr. Bryan, Mr. Hertl and Mr. Lanzen.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Portfolios, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of each Portfolio’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Portfolios’ independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.

As of March 23, 2007, the Trustees beneficially owned the following amounts in the Portfolios:

ETF Portfolio	Michael Miola	L. Merrill Bryan	Anthony J. Hertl	Gary W. Lanzen
XTF 2010	N/A	N/A	N/A	N/A
XTF 2020	N/A	N/A	N/A	N/A
XTF 2030	N/A	N/A	N/A	N/A
XTF 2040+	N/A	N/A	N/A	N/A

XTF Conservative	N/A	N/A	N/A	N/A
XTF Moderate	N/A	N/A	N/A	N/A
XTF Aggressive	N/A	N/A	N/A	N/A
XTF Sector Rotation	N/A	N/A	N/A	N/A
XTF Country Rotation	N/A	N/A	N/A	N/A
Aggregate Dollar Range of Equity Securities Held in All Portfolios	N/A	N/A	N/A	N/A

The following table describes the compensation to be paid to the Trustees for the Trust’s fiscal period ending December 31, 2007.  Trustees of the Trust who are deemed “interested persons” of the Trust receive no compensation from the Portfolios.

Name and Position	Aggregate Compensation From Trust Per Meeting*	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex** Paid to Directors Annually
L. Merill Bryan	$1,000	None	None	$8,000
Anthony J. Hertl	$1,000	None	None	$8,000
Gary Lanzen	$1,000	None	None	$8,000
Michael Miola***		None	None

*There are currently sixteen (16) series comprising the Trust.

**The term “Fund Complex” refers to XTF Advisors Trust and XTF Investors Trust.

***Michael Miola receives compensation for his service as President of the Trust.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Portfolios, the Portfolios and the Advisor have adopted a Code of Ethics (the “Code”) and procedures for implementing the provisions of the Code. The personnel of the Portfolios and the Advisor are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Portfolios.

DISTRIBUTION OF SHARES

Aquarius Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD.  The offering of the Fund’s shares is continuous.  The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of majority of outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.  The Underwriting Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION PLAN

Each Portfolio has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  Each Portfolio will pay the Fund’s Distributor for certain distribution and promotion expenses related to marketing, as well as certain shareholder servicing expenses relating to shareholder account servicing and maintenance, Class A, Class R and Class C shares of the Portfolio. The amount payable annually by each Portfolio is 0.25% of its average daily net assets with respect to Class A shares, 0.50% with respect to Class R shares and 1.00% with respect to Class C shares.  The Class I shares of each Portfolio do not have any Distribution or Shareholder Servicing Fees.

Under the Plan, the Trust may engage in any activities related to the distribution of Class A, Class R and Class C shares of each Portfolio, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Portfolios, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Portfolios; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Portfolios; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Portfolios for recipients other than existing shareholders of the Portfolios; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance each Portfolio’s ability to expand distribution of Class A, Class R and Class C shares. It is also anticipated that an increase in the size of each Portfolio will produce economies of scale that benefit all Portfolio shareholders, facilitate more efficient portfolio management, and assist each Portfolio in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable Portfolio.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the applicable Portfolio, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

  Other Information

The Advisor or Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Portfolios or provide other services.  Such payments are in addition to any 12b-1 fees and/or shareholder services fees or other expenses paid by the Portfolios.  These additional payments may be made to service agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meeting, sales meetings, sales representatives and management representatives of the service agent.   Cash compensation also may be paid to service agents for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing”.  In some cases, these payments may create an incentive for a service agent to recommend or sell shares of a Portfolio instead of another mutual fund.

From time to time, the Advisor or the Distributor also may provide cash or non-cash compensation to service agents in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of March 23, 2007, 100% of the outstanding shares of the Portfolios were owned by XTF Advisors LLC, located at  110 Wall Street, 18th Floor, New York, NY 10005.

Shareholders owning more than 25% of the shares of a Portfolio are considered to “control” the Portfolio as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling a Portfolio can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Portfolio’s fundamental policies or the terms of the management agreement with the Advisor.  After the public offering commences, it is anticipated that XTF Advisors LLC will no longer control the Portfolios.

Management Ownership

As of March 23, 2007, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

The Board selected XTF Advisors LLC as the investment adviser to the Portfolios.    As the general partner and a controlling shareholder of the Advisor's parent company, Sander Gerber, c/o Hudson Bay Capital, 120 Broadway, 40th Floor, NY, NY 10271, may be deemed to control the Advisor.

Under the terms of the management agreement (the “Agreement”), the Advisor, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Portfolios such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Portfolios consistent with each Portfolio’s investment objective and policies.  As compensation for its management services, each Portfolio is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at the annual rate of 0.40% of the average daily nets assets of each Portfolio.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent necessary to limit each Portfolio’s expenses,  at least until July 31, 2008, so that the total annual operating expenses (excluding brokerage fees and commissions,  borrowing costs (such as interest and dividend expenses on securities sold short),  taxes, and extraordinary expenses) of each Portfolio do not exceed the percentage of the Portfolio's average daily net assets specified for each share class in the Prospectus.  Waivers and expense reimbursements may be recouped by the Advisor from a Portfolio, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or reimbursed.

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of a Portfolio. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Portfolio on not more than 60 days written notice to the Advisor. In the event of its assignment, the Agreement will terminate automatically.

Gerald W. Buetow, Jr., Ph.D., C.F.A., is the portfolio manager responsible for the day-to-day management of the Portfolios.  As of March 31, 2007, Dr. Buetow also is responsible for the management of the following other types of accounts in addition to the Portfolios of the Trust:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	25	0	0	0
Other Pooled Investment Vehicles	17	$24 million	0	0
Other Accounts	0	0	0	0

The Advisor has not identified any material conflicts between the Portfolios and other accounts managed by Dr. Buetow.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts.  The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as any of the Portfolios, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Dr. Buetow’s knowledge about the size, timing and possible market impact of Portfolio trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

Dr. Buetow receives a salary that is determined annually by negotiation, a quarterly bonus based on his overall performance at the Advisor, and an annual bonus based on the overall financial performance of the Advisor.  He is also permitted to participate in the Advisor's 401(k) plan (no employer contribution) and an incentive plan by which employees can be awarded additional ownership in the Advisor.  Dr. Buetow holds a minority ownership position in the Advisor.

The following table shows the dollar range of equity securities beneficially owned by Dr. Buetow in the Portfolios as of March 23, 2007.

ETF Portfolio	Dr. Buetow’s Ownership
XTF 2010	None
XTF 2020	None
XTF 2030	None
XTF 2040+	None
XTF Conservative	None
XTF Moderate	None
XTF Aggressive	None
XTF Sector Rotation	None
XTF Country Rotation	None
Total Beneficial Ownership of Trust Securities:	None

Custodian

The Bank of New York, One Wall Street, 25th Floor, New York, NY 10286, serves as the Portfolios’ custodian (“Custodian”).  The Custodian acts as each Portfolio’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Portfolio’s request and maintains records in connection with its duties.

Administrator

The Administrator for the Portfolios is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Portfolios, the Administrator provides administrative services to the Portfolios, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on February 20, 2007.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolios; (ii) facilitating the performance of administrative and professional services to the Portfolios by others, including the Portfolios’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Portfolios’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Portfolio counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Portfolios’ shareholders and the SEC; (iv) preparing in conjunction with Portfolio counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Portfolios and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Portfolios by the Administrator, the Portfolios pay the Administrator a fund administration an annual fee based upon a percentage of the Fund’s assets, subject to certain minimums.  The Portfolios also pay the Administrator for any out-of-pocket expenses.

Fund Accountant

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Portfolios with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Portfolio’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Portfolios; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolios’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

For the services rendered to the Portfolios by the Fund Accounting Service Agreement, the Portfolios pay the Fund Accountant an annual fee based upon a percentage of the Fund’s assets, subject to certain minimums. The Portfolios also pay the Administrator for any out-of-pocket expenses.

Transfer Agent

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Portfolios pursuant to a written agreement with Portfolios. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), has been selected as independent registered public accounting firm for the Portfolios for the fiscal year ending March 31, 2008.  Cohen will perform an annual audit of the Portfolio’s financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Advisor is responsible for each Portfolio’s portfolio decisions and the placing of each Portfolio’s portfolio transactions.  In placing portfolio transactions, the Advisor seeks the best qualitative execution for each Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Portfolios and/or the other accounts over which the Advisor exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Advisor may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell each Portfolio’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Portfolio effects securities transactions may also be used by the Advisor in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to a Portfolio.  Although research services and other information are useful to a Portfolio and the Advisor, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Portfolio under the Agreement.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions.  However, it is contemplated that XTF Capital LLC, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis.  Such transactions will be executed at competitive commission rates through [clearing broker].  Although [clearing broker will receive commissions, XTF Capital LLC does not intend to retain brokerage commissions from the Trust.

Under the Investment Company Act of 1940, persons affiliated with the Advisor (such as XTF Capital LLC) may be prohibited from dealing with the Portfolio as a principal in the purchase and sale of securities.  Therefore, XTF Capital LLC will not serve as the Trust’s dealer in connection with over-the-counter transactions.  However, XTF Capital LLC may serve as the Trust’s broker in over-the-counter transactions conducted on an agency basis through [clearing broker] and [clearing broker] will receive brokerage commissions in connection with such transactions.

The Trust will not effect any brokerage transactions in its portfolio securities with XTF Capital LLC if such transactions would be unfair or unreasonable to Portfolio shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.  The Agreement provides that affiliates, and affiliates of affiliates, of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Trust.  In determining the commissions to be paid to [clearing broker], it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Portfolio as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Portfolio as commissions contemporaneously charged by XTF Capital LLC on comparable transactions for its most favored unaffiliated customers, except for customers of XTF Capital LLC considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Portfolio.  The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by XTF Capital LLC to the Portfolios and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.  The Agreement does not provide for a reduction of the Advisor’s fee by the amount of any profits earned by XTF Capital LLC or [clearing broker] from brokerage commissions generated from portfolio transactions of the Portfolios.  While the Trust contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms.  XTF Capital LLC will not receive reciprocal brokerage business as a result of the brokerage business placed by the Trust with others.

When a Portfolio and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for a Portfolio because of the increased volume of the transaction. If the entire blocked order is not filled, a Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, a Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Advisor may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Advisor believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolios are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Portfolios also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Portfolios must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Portfolios, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Portfolios without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Portfolios may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Portfolios.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Portfolio has filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Portfolios have ongoing arrangements to release portfolio holdings information on a daily basis (with no lag time) to the Advisor, Transfer Agent, Fund Accountant and Custodian and on an as needed basis to other third parties providing services to the Portfolio.  The Advisor, Transfer Agent, Fund Accountant and Custodian receive current portfolio holdings information daily in order to carry out the essential operations of the Portfolios.   On an ad hoc basis, the Portfolios disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Portfolios, the Advisor, the Transfer Agent, the Fund Accountant and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about each Portfolio’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of each Portfolio’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Portfolio shareholders and those of the Advisor, or any affiliated person of the Portfolios or the Advisor. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Portfolios, as a result of disclosing the Portfolio’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Portfolios’ Advisor, Transfer Agent, Fund Accountant and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Portfolios’ holdings and the duty not to trade on the non-public information.  The Portfolios believe, based upon its size and history, that these are reasonable procedures to protect the confidentiality of each Portfolio’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of each Portfolio is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Purchase and Redeem Shares – When Your Order is Processed” in the prospectus.

Equity securities, including shares of ETFs, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price or, in the case of NASDAQ securities, the NASDAQ Official Closing Price ("NOCP").  Lacking a last sale price or NOCP, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Portfolios do not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of a Portfolio’s net asset value, each Portfolio has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Portfolio’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Portfolio.

TAX CONSEQUENCES

Each Portfolio intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended.  Under provisions of Subchapter M, each Portfolio, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a “regulated investment company” under Subchapter M, at least 90% of a Portfolio’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of a Portfolio’s total assets may be in two or more securities that exceed 5% of the total assets of the Portfolio at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Portfolio to be considered a personal holding company subject to normal corporate income taxes.  A Portfolio then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Portfolio.   Any subsequent dividend distribution of a Portfolio’s earnings after taxes would still be taxable as received by shareholders.  The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). A Portfolio may invest in companies that pay “qualifying dividends.”  Investors in the Portfolios may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Portfolios.

The holding of the foreign currencies and investments by a Portfolio in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Portfolio.   Each Portfolio investing in foreign securities may be subject to foreign withholding taxes on income from its investments.  In any year in which more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of securities of foreign corporations, the Portfolio may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders.

Holders of Contracts under which assets are invested in the Portfolios should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

Tax Distribution: Each Portfolio’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Portfolios, may be subject to federal income tax payable by shareholders. All income realized by the Portfolios, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board. Dividends received shortly after purchase of Portfolio shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Portfolios.

Federal Withholding: The Portfolios are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Portfolios that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Portfolios to the Advisor.  The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of each Portfolio’s shareholders, and those of the Advisor or an affiliated person of the Advisor.  In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Portfolio shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast.

The Advisor’s proxy voting policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-877-645-1707.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-877-645-1707 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder

XTF Investors Trust

We have audited the accompanying statement of assets and liabilities of the XTF Investors Trust (the “Trust”) as of March 2, 2007.  This financial statement is the responsibility of the Trust’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of cash as of March 2, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the XTF Investors Trust as of March 2, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

March 6, 2007

XTF COUNTRY ROTATION ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

March 2, 2007

ASSETS

Cash

                                                                                $100,000

LIABILITIES                                                                               $         -

NET ASSETS                                                                              $100,000

Shares of beneficial interest outstanding,

Unlimited, authorized without par value                                     10,000

Net asset value, offering and redemption price per share        $10.00

At March 2, 2007 the components of net assets

 were as follows:

Paid-in capital                                                                         $100,000

Sees notes to financial statement.

XTF Investors Trust

XTF COUNTRY ROTATION ETF PORTFOLIO

NOTES TO FINANCIAL STATEMENT

March 2, 2007

(1)

ORGANIZATION

XTF Investors Trust (the “Trust”) has applied for registration under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and seeks authorization to issue shares of beneficial interest.   The Trust intends to offer shares of beneficial interest in the XTF Country Rotation ETF Portfolio (the “Fund”).

The Trust was formed as a statutory trust on October 9, 2006 under the laws of the State of Delaware.   The Fund had no operations from that date to March 2, 2007, other than those relating to organizational matters and the registration of its shares under applicable securities laws.   XTF Advisors, LLC purchased the initial shares at $10.00 per share on March 2, 2007.

(2)

SIGNIFICANT ACCOUNTING POLICIES

Organization and Prepaid Initial Registration Expenses

XTF Advisors, LLC (the “Advisor”) has assumed all start-up costs associated with the organization of the Trust.   For the first fiscal year ending December 31, 2007, the Advisor has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses, to maintain total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses such as litigation) at 0.52% plus applicable 12B-1 Fees. This agreement will remain in effect until April 30, 2008.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, a Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

XTF Investors Trust

XTF COUNTRY ROTATION ETF PORTFOLIO

NOTES TO FINANCIAL STATEMENT (Continued)

March 2, 2007

(3)   INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for its services, the Fund pays to the Advisor a monthly advisory fee at an annual rate of 0.40% of its average daily net assets.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2008 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses such as litigation) will not exceed 0.52% plus applicable 12B-1 Fees.   The Agreement will allow the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitation.  The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation.   Under such agreement, the Advisor can only recover such amounts for a period of up to three years.

In addition, no expenses will be recouped by the Advisor in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that such activity is in the best interest of the Fund and its shareholders.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration, Accounting Agreement and Transfer and Dividend Distribution Agent.  Under the terms of such agreement, GFS is paid a monthly fee from the Trust that is based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $250 million; 0.10% on the next $250 million; 0.08% on the next $500 million; 0.05% on assets in excess of $1 billion.  Each Fund also reimburses GFS for any out-of-pocket expenses.

GFS also serves as transfer and dividend-disbursing agent to the Funds.

Pursuant to a service agreement with the Trust, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee of $5,000 per fund, payable quarterly, and is reimbursed for out-of-pocket expenses.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

EXHIBIT A

XTF Advisors LLC

IA Policies and Procedures Manual

to Current

Proxy Voting

Policy

XTF Advisors LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Investment Policy Committee has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

XTF Advisors LLC has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•

All employees will forward any proxy materials received on behalf of clients to Investment Policy Committee;

•

Investment Policy Committee or designated personnel will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, Investment Policy Committee will determine how XTF Advisors LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

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XTF Advisors LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how XTF Advisors LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

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Investment Policy Committee will also send a copy of this summary to all existing clients who have previously received XTF Advisors LLC's Disclosure Document; or Investment Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

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All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Investment Policy Committee.

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In response to any request Investment Policy Committee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how XTF Advisors LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

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In the absence of specific voting guidelines from the client, XTF Advisors LLC will vote proxies in the best interests of each particular client. XTF Advisors LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on XTF Advisors LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

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XTF Advisors LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

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XTF Advisors LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

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In reviewing proposals, XTF Advisors LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

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XTF Advisors LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of XTF Advisors LLC with the issuer of each security to determine if XTF Advisors LLC or any of its employees has any financial, business or personal relationship with the issuer.

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If a material conflict of interest exists, Investment Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

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XTF Advisors LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Investment Policy Committee shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

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These policies and procedures and any amendments;

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Each proxy statement that XTF Advisors LLC receives;

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A record of each vote that XTF Advisors LLC casts;

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Any document XTF Advisors LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Investment Policy Committee or proxy committee, if applicable.

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A copy of each written request from a client for information on how XTF Advisors LLC voted such client’s proxies, and a copy of any written response.

(NOTE: In the event an adviser retains the research, voting and/or recordkeeping services of an outside proxy firm, the adviser must tailor its proxy policy and procedures to be consistent with the services received and the firm's actual proxy handling and voting processes.)